Exhibit 10.1


                                SECOND AMENDMENT
                                     TO THE
                          AMERICAN STATES WATER COMPANY
                     2003 NON-EMPLOYEE DIRECTORS STOCK PLAN


     Effective as of May 1, 2007, the American States Water Company 2003 Non-Employee Directors Stock Plan (the "Plan") is amended to provide that:

FIRST:  The definition of "Eligible Non-Employee Director" is amended in its
-----   entirety to provide as follows:

     "`Eligible Non-Employee Director' means each Non-Employee Director who first becomes a Non-Employee Director on or after the date of the 2003 Annual Meeting and each other Non-Employee Director who notifies the Company in writing of his or her election to waive all benefits under the Retirement Plan in exchange for participation in the Stock Unit Award feature under Section 5.2(a) of this Plan."

SECOND: Section 4.1 is amended in its entirety to provide as follows:
------

          "4.1 Annual Award.

               (a) On the date of each annual meeting of stockholders in the years 2003 thorough 2006, each Non-Employee Director in office immediately following the annual meeting shall be granted, without further action by the Committee, a Nonqualified Stock Option to purchase shares of Common Stock. Each Non-Qualified Stock Option granted pursuant to this Section 4.1(a) in

               2003 and 2004 shall be an option to purchase 1000 shares and each Nonqualified Stock Option granted pursuant to this Section 4.1(a) in 2005 and 2006 shall be an option to purchase 3000 shares.

               (b) If any person who was not a Non-Employee Director at the immediately preceding annual meeting of stockholders at which a grant is made pursuant to Section 4.1(a) becomes a Non-Employee Director within six months following such annual meeting, then such Non-Employee Director shall be granted, without any further action by the Committee, a Nonqualified Stock Option to purchase that number of shares of Common Stock granted to Non-Employee Directors at the immediately preceding annual meeting, the Grant Date of which shall be the date the person takes office; provided, however, that no such grant shall be made after May 1, 2007."

THIRD:  Section 5.2 is amended in its entirety to provide as follows:
-----

          "5.2 Annual Award.

               (a) As of the date of each annual meeting of stockholders commencing in 2004, the Stock Unit Account of each Eligible Non-Employee Director in office immediately following the annual meeting, shall be credited with a number of Stock Units equal to
               (1) the amount of the then-current annual retainer payable by the Company for services rendered as a director for such year, divided by (2) the Fair Market Value of Common Stock on the last trading date prior to such annual meeting; provided, however, that in no event shall the Stock Unit Account of an Eligible Non-Employee Director be credited with Stock Units with respect to more than 10 years of service (including, for this purpose, the number of years of service taken into account under Section 5.1(a)).

               (b) As of the date of each annual meeting of the stockholders commencing in 2007, the Stock Unit Account of each Eligible Non-Employee Director in office immediately following the annual meeting shall be credited with a number of Stock Units equal to
               (1) the amount of the then-current annual retainer payable by the Company for services rendered as a director for such year, divided by (2) the Fair Market Value of Common Stock on the last trading date prior to such annual meeting.

               (c) Annual grants that would otherwise exceed the maximum number of shares allotted for issuance under the Plan contained in
               Section 7.1 shall be prorated within such limitation pursuant to
               Section 7.2."

FOURTH: Section 5.5 is amended in its entirety to provide as follows:
------

          "5.5 Distribution of Benefits.

               (a) Notwithstanding anything herein to the contrary, the portion of a Non-Employee Director's Stock Unit Account attributable to Stock Units granted pursuant to Section 5.1 or 5.2(a) (and any Dividend Equivalents attributable to such Stock Units) shall be distributed in accordance with this Section 5.5(a).

                    (1) Commencement of Benefits Distribution. Subject to the terms of this Section 5.5(a) and Section 6, each Eligible Non-Employee Director shall be entitled to receive a distribution of his or her Stock Unit Account in the form of shares of Stock upon his or her termination of service as a director of the Company.

                    (2) Manner of Distribution. Upon an Eligible Non-Employee Director's termination of service as a director of the Company, the Company shall, subject to Section 7.2, deliver to the Participant (or his or her Beneficiary, as applicable) a number of shares of Stock equal to the number of Stock Units (as adjusted pursuant to Section 6, if applicable) to which the Participant is then entitled under the terms of Section 5.5(a). Such distribution shall be made in a lump sum as soon as administratively practicable, but no later than 30 days, following the Participant's termination of service, unless the Participant elects in writing, as provided in Section 5.5(a)(3), to receive a distribution of his or her benefits in respect of such Units in up to ten substantially equal annual installments.

                    (3) Election for Installment Distribution; Changes in Elections. A Participant may elect to receive his or her benefits in up to ten annual installments, and to subsequently change any prior distribution election, by filing a written election with the Committee on a form provided by the Committee; provided, however, that no such election shall be effective until at least twelve months after such election is filed with the Committee, and no such election shall become effective after a Non-Employee Director's termination of service. An election made pursuant to this Section 5.5(a)(3) shall not affect the date of the commencement of benefits. Notwithstanding the foregoing, if the number of Stock Units credited to a Non-Employee Director's Stock Unit Account at the time of the termination of his or her service is less than 1,000, then his or her benefit under this Section 5.5(a) shall be paid in a lump sum.

               (b) Notwithstanding anything herein to the contrary, the portion of a Non-Employee Director's Stock Unit Account attributable to Stock Units granted pursuant to Section 5.2(b) (and any Dividend Equivalents attributable to such Stock Units) shall be distributed in accordance with this Section 5.5(b).

                    (1) Commencement of Benefits Distribution. With respect to each grant of Stock Units to a Non-Employee Director, the Non-Employee Director shall be entitled to receive one-third of such Stock Units (including Dividend Equivalents applicable to such Stock Units) on each of the first, second and third anniversaries of such grant in the form of shares of Stock. Notwithstanding the foregoing, if a Non-Employee Director terminates service as a director of the Company prior to the complete distribution of his or her Stock Unit Account, such Non-Employee Director shall be entitled to receive a distribution of his or her Stock Unit Account in the form of shares of Stock.

                    (2) Manner of Distribution. Upon the first, second, and third anniversaries of the date of grant of Stock Units to a Non-Employee Director (or if earlier, the Non-Employee Director's termination of service as a director of the Company), the Company shall, subject to Section 7.2, deliver to the Participant (or his or her Beneficiary, as applicable) a number of shares of Stock equal to the number of Stock Units (as adjusted pursuant to Section 6, if applicable) to which the Participant is then entitled under the terms of Section 5.5(b). Such distribution shall be made in a lump sum as soon as administratively practicable, but no later than 30 days, following the applicable anniversary of the grant (or, if earlier, the Participant's termination of service)."


                                        AMERICAN STATES WATER COMPANY

Date: May 24, 2007                           /s/ Robert J. Sprowls
                                        ----------------------------------------
                                                 Robert J. Sprowls
                                         Sr. Vice President, Chief Financial
                                      Officer, Treasurer and Corporate Secretary

                                    AMENDMENT
                                     TO THE
                          AMERICAN STATES WATER COMPANY
                     2003 NON-EMPLOYEE DIRECTORS STOCK PLAN
               (As Amended and Restated Effective January 1, 2005)


     WHEREAS, American States Water Company maintains the American States Water Company 2003 Non-Employee Directors Stock Plan (the "Plan"); and

     WHEREAS, Section 9 of the Plan provides that the Board of Directors may amend the Plan.

     NOW, THEREFORE BE IT RESOLVED, the Plan is hereby amended as set forth below:

     Effective as of November 1, 2006, Section 6 is amended in its entirety to read as follows:

     "Section 6 Change in Capital Structure

     6.1 Adjustments. Upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock; or any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Committee shall equitably and proportionately adjust (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any outstanding awards, (3) the grant, purchase, or exercise price of any outstanding awards, and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, in each case to the extent appropriate to preclude the enlargement or dilution of rights and benefits under such awards.

     It is intended that, if possible, any adjustments contemplated by the preceding paragraph be made in a manner that satisfies applicable legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code, Section 409A of the Code and Section 162(m) of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

     Without limiting the generality of Section 8.3, any good faith determination by the Committee pursuant to this Section 6.1 shall be conclusive and binding on all persons.

     6.2 Corporate Transactions-Assumption or Termination of Awards. Upon the occurrence of any of the following: any merger, combination, consolidation, or other reorganization; any exchange of Common Stock or other securities of the Corporation; a sale of all or substantially all the business, stock or assets of the Corporation; a dissolution of the Corporation; or any other event in which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); then the Committee may make provision for a cash payment in settlement of, or for the assumption, substitution or exchange of any or all outstanding share-based awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

     The Committee may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

     In any of the events referred to in this Section 6.2, the Committee may take such action contemplated by this Section 6.2 prior to such event (as opposed to on the occurrence of such event) to the extent that the Committee deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares.

     Without limiting the generality of Section 8.3, any good faith determination by the Committee pursuant to its authority under this Section 6.2 shall be conclusive and binding on all persons.

     6.3 Option Termination. To the extent that any vested Option is not exercised prior to (i) a dissolution of the company or (ii) a merger or other corporate event, and no provision is made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event."

     IN WITNESS WHEREOF, American States Water Company has caused this Amendment to be executed on the 9th day of November, 2006.


                                        AMERICAN STATES WATER COMPANY

Date: May 24, 2007                           /s/ Robert J. Sprowls
                                        ----------------------------------------
                                                 Robert J. Sprowls
                                         Sr. Vice President, Chief Financial
                                      Officer, Treasurer and Corporate Secretary

                          AMERICAN STATES WATER COMPANY

                     2003 NON-EMPLOYEE DIRECTORS STOCK PLAN

                                TABLE OF CONTENTS

                                                                                                PAGE
                                                                                                ----

SECTION 1.              GENERAL DESCRIPTION.....................................................1

SECTION 2.              DEFINITIONS.............................................................1

SECTION 3.              EFFECTIVE DATE; DURATION................................................3

SECTION 4.              STOCK OPTION AWARDS.....................................................3

      4.1       Annual Award....................................................................3

      4.2       Maximum Number of Shares. ......................................................4

      4.3       Option Price. ..................................................................4

      4.4       Option Period and Exercisability. ..............................................4

      4.5       Termination of Directorship. ...................................................4

      4.6       Option Agreements. .............................................................4

      4.7       Dividend Equivalent Credits to Option Dividend Equivalent Accounts..............5

SECTION 5.              STOCK UNITS AWARDS......................................................5

      5.1       2003 Awards.....................................................................5

      5.2       Annual Award....................................................................6

      5.3       Crediting of Dividend Equivalents to Stock Unit Accounts........................6

      5.4       Units and Other Amounts Vest Immediately........................................6

      5.5       Distribution of Benefits........................................................6

SECTION 6.              CHANGES IN CAPITAL STRUCTURE............................................7

SECTION 7.              SHARES SUBJECT TO THE PLAN; SHARE LIMITS................................7

      7.1       Shares Available for Issuance. .................................................7

      7.2       Share Limits; Cut Backs. .......................................................8

      7.3       Fractional Shares; Minimum Issue. ..............................................8

SECTION 8.              ADMINISTRATION..........................................................8

      8.1       The Administrator...............................................................8

      8.2       Committee Action................................................................8

      8.3       Rights and Duties; Delegation and Reliance; Decisions Binding...................8

SECTION 9.              AMENDMENT AND TERMINATION; STOCKHOLDER APPROVAL.........................9

      9.1       Amendment and Termination.......................................................9

      9.2       Stockholder Approval............................................................9

SECTION 10              MISCELLANEOUS...........................................................9

      10.1      Limitation on Participants' Rights..............................................9

      10.2      Beneficiaries...................................................................10

      10.3      Non-Transferability.............................................................10

      10.4      Obligations Binding Upon Successors.............................................11

      10.5      Governing Law; Severability.....................................................11

      10.6      Compliance with Laws............................................................11

      10.7      Limitations on Rights Associated with Units.....................................11

      10.8      Plan Construction...............................................................12

      10.9      Headings Not Part of Plan.......................................................12

                          AMERICAN STATES WATER COMPANY
                     2003 NON-EMPLOYEE DIRECTORS STOCK PLAN

Section 1.      General Description

The American States Water Company 2003 Non-Employee Directors Stock Plan (the "Plan") provides for grants of stock units and stock options to non-employee directors. The purposes of the Plan are (a) to attract, motivate and retain eligible directors of the Company by providing to them supplemental stock-based compensation and (b) to encourage eligible directors to increase their stock ownership in the Company.

Section 2.      Definitions

Whenever the following terms are used in this Plan they shall have the meaning specified below unless the context clearly indicates to the contrary:

"Account or Accounts" means the Participant's Stock Unit Account or Option Dividend Equivalent Account, as the context requires.

"Award Units" means Stock Units credited pursuant to Sections 5.1 and 5.2 and any Dividend Equivalents credited thereon pursuant to Section 5.3.

"Board" means the Board of Directors of the Company.

"Cause" has the same meaning as determined under Section 304 of the California Corporations Code or any successor thereof.

"Code" means the Internal Revenue Code of 1986, as amended.

"Common Stock" means the Common Stock of the Company, subject to adjustment pursuant to Section 6.

"Committee" means the Board or a Committee of the Board acting under delegated authority from the Board.

"Company" means American States Water Company, a California corporation, and its successors and assigns.

"Dividend Equivalent" means (a), with respect to a Participant's Option Dividend Equivalent Account, the amount of cash dividends or other cash distributions paid by the Company on that number of shares of Common Stock that is equal to the number of shares subject to each outstanding Option held by the Participant as of the applicable measurement date for the dividend or other distribution, which amount shall be allocated as Stock Units credited to the Participant's Option Dividend Equivalent Account pursuant to Section 4.7; and (b), with respect to a Participant's Stock Unit Account, the amount of cash dividends or other cash distributions paid by the Company on that number of shares of Common Stock that is equal to the number of Stock Units then credited to the Participant's Stock Unit Account as of the applicable measurement date for the dividend or other distribution, which amount shall be allocated as additional Stock Units to the Participant's Stock Unit Account pursuant to Section 5.3.

"Distribution Subaccount" means a subaccount of a Non-Employee Director's Option Dividend Equivalent Account established to separately account for Dividend Equivalents credited in the form of Stock Units with respect to each outstanding Option.

"Effective Date" means May 20, 2003, subject to shareholder approval at the 2004 annual meeting of shareholders.

"Eligible Non-Employee Director" means each Non-Employee Director who first becomes a Non-Employee Director on or after the date of the 2003 Annual Meeting and each other Non-Employee Director who notifies the Company in writing of his or her election to waive all benefits under the Retirement Plan in exchange for participation in the Stock Unit Award feature under Section 5 of this Plan.

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

"Fair Market Value" on any date means (1) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (2) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (3) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (4) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

"Grant Date" means the date on which an Option is granted pursuant to Section 4.

"Non-Employee Director" means a member of the Board who is not an officer or employee of the Company or a subsidiary.

"Option or Nonqualified Stock Option" means an option to purchase a number of shares of Common Stock granted to Non-Employee Directors pursuant to Section 4.1.

"Option Dividend Equivalent Account" means the bookkeeping account maintained by the Company on behalf of each Participant that is credited with Dividend Equivalents in accordance with Section 4.7, and includes each Distribution Subaccount.

"Participant" means any person who has been granted an Option or Award Units under this Plan.

"Plan" means the American States Water Company 2003 Non-Employee Directors Stock Plan.

"Retirement" means a retirement or resignation by a Non-Employee Director who either (a) has attained age 65 and has provided at least five years service as a member of the Board or (b) is required to retire from service on the Board and not seek reelection or nomination pursuant to the Company's director retirement policy.

"Retirement Plan" means the Company's Amended and Restated Retirement Plan for Non-Employee Directors of American States Water Company.

"Securities Act" means the Securities Act of 1933, as amended.

"Stock" means a share of Common Stock.

"Stock Unit or Unit" means a non-voting unit of measurement which is deemed for bookkeeping and payment purposes to represent one outstanding share of Common Stock of the Company solely for purposes of determining benefits under this Plan, established pursuant to the grant of Award Units under Sections 5.1 and 5.2, or in respect of Dividend Equivalents under Section 4.7 or Section 5.3, and payable solely in a share of Stock, on a one-for-one basis.

"Stock Unit Account" means the bookkeeping account maintained by the Company on behalf of each Participant that is credited with Award Units and Dividend Equivalents in accordance with Section 5.

"2003 Annual Meeting" means the Company's 2003 annual meeting of stockholders.

Section 3.      Effective Date; Duration

The effective date of the Plan is May 20, 2003, subject to approval of the Company's stockholders at their 2004 annual meeting. No awards may be granted under the Plan after May 19, 2013. The Plan shall continue in effect until all matters relating to Options, Stock Units and the administration of the Plan have been completed and all payments of benefits have been made.

Section 4.      Stock Option Awards

     4.1 Annual Award.

          (a) On the date of each annual meeting of stockholders during the term of the Plan, each Non-Employee Director in office immediately following the annual meeting shall be granted, without further action by the Committee, (i) a Nonqualified Stock Option to purchase 1,000 shares of Common Stock at the 2003 Annual Meeting and the 2004 Annual Meeting, and (ii) a Nonqualified Stock Option to purchase 3,000 shares of Common Stock commencing with the 2005 Annual Meeting and each Annual Meeting thereafter during the term of the Plan.

          (b) If any person who was not a Non-Employee Director at the immediately preceding annual meeting of stockholders at which a grant is made pursuant to Section 4.1(a) becomes a Non-Employee Director within six months following such annual meeting, then such Non-Employee Director shall be granted, without any further action by the Committee, a Nonqualified Stock Option to purchase 3,000 shares of Common Stock, the Grant Date of which shall be the date the person takes office.

     4.2 Maximum Number of Shares. Annual grants that would otherwise exceed the maximum number of shares allotted for issuance under the Plan contained in
     Section 7.1 shall be prorated within such limitation pursuant to Section
     7.2.

     4.3 Option Price. The exercise price per share of the Stock covered by each Option granted pursuant to this Section 4 shall be 100% of the Fair Market Value of the Stock on the Grant Date. The exercise price of any Option granted under this Section 4 shall be paid in full at the time of each purchase in cash, by electronic funds transfer, or by check or in shares of Stock valued at their Fair Market Value on the date the Participant exercises the Option, or partly in such shares and partly in cash, provided that any such shares used in payment that were previously acquired by the Participant from the Company upon exercise of an Option or otherwise shall have been owned by the Participant at least six months prior to the date of exercise. The Company shall not be obligated to deliver shares of Stock unless and until it receives full payment of the exercise price therefor and any related conditions of the Option have been satisfied.

     4.4 Option Period and Exercisability. Each Option granted under this
     Section 4 and all rights or obligations thereunder shall expire 10 years after the Grant Date and shall be subject to earlier termination as provided below. Each Option shall be fully exercisable upon the Grant Date.

     4.5 Termination of Directorship.

          (a) If a Non-Employee Director's services as a member of the Board terminate for any reason other than Cause, then any Option granted pursuant to this Section 4 held by such Participant shall remain exercisable for the period of time set forth in the option agreement evidencing his or her Option.

          (b) If a Non-Employee Director's services as a member of the Board terminate for Cause, all unexercised Options shall terminate on the date of termination of services.

     4.6 Option Agreements. Each Option granted to a Non-Employee Director shall be evidenced by an agreement in a form approved by the Committee and shall contain the terms and conditions consistent with the Plan as approved by the Committee relating to the Option.

     4.7 Dividend Equivalent Credits to Option Dividend Equivalent Accounts.

          (a) As of each dividend record date, a Participant's Option Dividend Equivalent Account shall be credited with Stock Units in an amount equal to the Dividend Equivalents representing dividends payable as of such dividend record date on a number of shares equal to the aggregate number of shares subject to each outstanding Option granted to such Participant divided by the then Fair Market Value of a share of Common Stock on the dividend record date. The Dividend Equivalents attributable to each Option granted to a Participant shall be credited to a separate Distribution Subaccount established for such Participant.

          (b) Stock Units credited to the Participant's Distribution Subaccount with respect to an Option shall become payable to the Participant upon the earlier to occur of (1) the date the Option is exercised or (2) three years from the Grant Date.

          (c) Stock Units credited to a Non-Employee Director's Option Dividend Equivalent Account shall at all times be fully vested and non-forfeitable and shall be distributed in an equivalent whole number of shares of Stock. Any fractional share interests shall be accumulated and paid in cash on the distribution date.

Section 5.      Stock Units Awards

     5.1 2003 Awards

          (a) Continuing Eligible Non-Employee Directors. As of the date of the 2003 Annual Meeting, the Stock Unit Account of each person who is continuing in office as an Eligible Non-Employee Director immediately following such meeting shall be credited with a number of Stock Units equal to (1) $15,000, multiplied by (2) the lesser of (i) the Non-Employee Director's years of prior Board service or (ii) 10, divided by (3) the Fair Market Value of a share of Common Stock on the last trading date prior to the 2003 Annual Meeting.

          (b) New Non-Employee Directors. As of the date of the 2003 Annual Meeting, the Stock Unit Account of each person who first becomes a Non-Employee Director at the 2003 Annual Meeting shall be credited with a number of Stock Units equal to (1) the amount of the then-current annual retainer divided by (2) the Fair Market Value of a share of Common Stock on the last trading date prior to the 2003 Annual Meeting.

     5.2 Annual Award. As of the date of each annual meeting of stockholders commencing in 2004, the Stock Unit Account of each Eligible Non-Employee Director in office immediately following the annual meeting, shall be credited with a number of Stock Units equal (1) the amount of the then-current annual retainer payable by the Company for services rendered as a director for such year, divided by (2) the Fair Market Value of Common Stock on the last trading date prior to such annual meeting; provided, however, that in no event shall the Stock Unit Account of an Eligible Non-Employee Director be credited with Stock Units with respect to more than 10 years of service (including, for this purpose, the number of years of service taken into account under Section 5.1(a)). Annual grants that would otherwise exceed the maximum number of shares allotted for issuance under the Plan contained in Section 7.1 shall be prorated within such limitation pursuant to Section 7.2.

     5.3 Crediting of Dividend Equivalents to Stock Unit Accounts.

          (a) As of each dividend record date, an Eligible Non-Employee Director's Stock Unit Account shall be credited with additional Stock Units in an amount equal to the Dividend Equivalents representing dividends payable as of such dividend record date on a number of shares equal to the aggregate number of Units credited to the Participant's Stock Unit Account divided by the Fair Market Value of a share of Common Stock on the dividend record date.

          (b) Stock Units credited in respect of Dividend Equivalents shall be paid in Stock at the same time and the same manner as the Stock Units to which they relate.

     5.4 Units and Other Amounts Vest Immediately. All Units or other amounts credited to an Eligible Non-Employee Director's Stock Unit Account shall be at all times fully vested and not subject to a risk of forfeiture.

     5.5 Distribution of Benefits.

          (a) Commencement of Benefits Distribution. Subject to the terms of this Section 5.5 and Section 6, each Eligible Non-Employee Director shall be entitled to receive a distribution of his or her Stock Unit Account in the form of shares of Stock upon his or her termination of service as a director of the Company.

          (b) Manner of Distribution. Upon an Eligible Non-Employee Director's termination of service as a director of the Company, the Company shall, subject to Section 7.2, deliver to the Participant (or his or her Beneficiary, as applicable) a number of shares of Stock equal to the number of Stock Units (as adjusted pursuant to Section 6, if applicable) to which the Participant is then entitled under the terms of this Section 5 of the Plan. Such distribution shall be made in a lump sum as soon as administratively practicable, but no later than 30 days, following the Participant's termination of service, unless the Participant elects in writing, as provided in Section 5.5(c), to receive a distribution of his or her benefits in respect of such Units in up to ten substantially equal annual installments.

          (c) Election for Installment Distribution; Changes in Elections. A Participant may elect to receive his or her benefits in up to ten annual installments, and to subsequently change any prior distribution election, by filing a written election with the Committee on a form provided by the Committee; provided, however, that no such election shall be effective until at least twelve months after such election is filed with the Committee, and no such election shall become effective after a Non-Employee Director's termination of service. An election made pursuant to this Section 5.5(c) shall not affect the date of the commencement of benefits. Notwithstanding the foregoing, if the number of Stock Units credited to a Non-Employee Director's Stock Unit Account at the time of the termination of his or her service is less than 1,000, then his or her benefit under this Section 5 shall be paid in a lump sum.

Section 6.      Changes in Capital Structure.

Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution ("spin-off") in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Company as an entirety ("asset sale"); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Options, Stock Units and Accounts (including the specific maximums and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Options and payable in respect of Stock Units, (c) the grant, purchase, or exercise price of any or all outstanding Options, and the number and type of Stock Units credited under the Plan, or (d) the securities, cash or other property deliverable upon exercise of any outstanding Options and payable in respect of Stock Units or make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Options and Stock Units or the cash, securities or property deliverable to the holder of any or all outstanding Options and Stock Units, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

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The Committee may adopt such valuation methodologies for outstanding Options and
Stock Units as it deems reasonable in the event of a cash or property settlement and, in the case of Options, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the amount payable upon or in respect of such event over the exercise price of the Option.

To the extent that any vested Option is not exercised prior to (i) a dissolution of the Company or (ii) a merger or other corporate event, and no provision is made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

Section 7.      Shares Subject To The Plan; Share Limits

     7.1 Shares Available for Issuance. Subject to adjustment under Section 6, the aggregate number of shares of Stock that may be issued or delivered under the Plan shall not exceed 250,000 shares. Stock delivered by the Company under the Plan shall be shares of authorized and unissued shares of Stock and/or previously issued Stock held as treasury shares and shall be fully paid and non-assessable when issued. Shares issuable on exercise of Options or payment of Stock Units shall be reserved for issue, and to the extent that awards terminate or expire without payment in shares, the shares will be available for subsequent grants or accretions. Subject to adjustment under Section 6, the aggregate number of Stock Units that may be issued or delivered under the Plan is 118,000.

     7.2 Share Limits; Cut Backs. If any grant of an Option or the award or crediting of Stock Units would cause the sum of the shares of Stock previously issued and shares issuable under outstanding awards under the Plan to exceed the maximum number of shares authorized under the Plan, the Company shall prorate among the Non-Employee Directors the grant of new Options or award of Stock Units and allocate the number of remaining shares available for issuance first to the grant of Options and second toward the award of Award Units. If and for so long as no available share authorization remains, no additional Options shall be granted or Stock Units credited and cash shall be paid in lieu of dividend equivalents under Sections 4.7 and 5.3 for such duration.

     7.3 Fractional Shares; Minimum Issue. Fractional share interests may be accumulated but shall not be issued. Cash will be paid or transferred in lieu of any fractional share interests that remain upon a final distribution under the Plan. No fewer than 100 shares may be purchased on exercise of an Option at any one time unless the number purchased is the total number at the time available for purchase under the Option.

Section 8.      Administration

     8.1 The Administrator.

The Administrator of this Plan shall be the Board as a whole or a Committee as appointed from time to time by the Board to serve as administrator of this Plan. The participating members of any Committee so acting shall include, as to decisions in respect of participants who are subject to Section 16 of the Exchange Act, only those members who are Non-Employee Directors (as defined in Rule 16b-3 promulgated under the Exchange Act). Members of the Committee shall not receive any additional compensation for administration of this Plan.

     8.2 Committee Action.

A member of the Committee shall not vote or act upon any matter which relates solely to himself or herself as a Participant in this Plan. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or (assuming compliance with Section 8.1) by unanimous written consent of its members.

     8.3 Rights and Duties; Delegation and Reliance; Decisions Binding.

Subject to the limitations of this Plan, the Committee shall be charged with the general administration of this Plan and the responsibility for carrying out its provisions, and shall have powers necessary to accomplish those purposes, including, but not by way of limitation, the following:

          (a) To construe and interpret this Plan;

          (b) To resolve any questions concerning the amount of benefits payable to a Participant (except that no member of the Committee shall participate in a decision relating solely to his or her own benefits);

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          (c) To make adjustments under Section 6 and all other determinations required by this Plan;

          (d) To maintain all the necessary records for the administration of this Plan; and

          (e) To make and publish forms, rules and procedures for the administration of this Plan.

The determination of the Committee made in good faith as to any disputed question or controversy and the Committee's determination of benefits payable to Participants, including decisions as to adjustments under Section 6, shall be conclusive and binding for all purposes of this Plan. In performing its duties, the Committee shall be entitled to rely on information, opinions, reports or statements prepared or presented by: (i) officers or employees of the Company whom the Committee believes to be reliable and competent as to such matters; and
(ii) counsel (who may be employees of the Company), independent accountants and other persons as to matters which the Committee believes to be within such persons' professional or expert competence. The Committee shall be fully protected with respect to any action taken or omitted by it in good faith pursuant to the advice of such persons. The Committee may delegate ministerial, bookkeeping and other non-discretionary functions to individuals who are officers or employees of the Company.

Section 9.      Amendment and Termination; Stockholder Approval

     9.1 Amendment and Termination. Subject to Section 9.2, the Board shall have the right to amend this Plan in whole or in part from time to time or may at any time suspend or terminate this Plan; provided, however, that, except as contemplated by Section 6, no amendment or termination shall cancel or otherwise adversely affect in any way, without his or her written consent, any Participant's rights with respect to Stock Units credited to his or her Accounts or Options granted; and provided further that neither Section 4 nor any other provision of the Plan or an award shall be amended to permit the reduction (by amendment, substitution, cancellation and regrant or other means) of the exercise price of any Option without prior stockholder approval. Any amendments authorized hereby shall be stated in an instrument in writing, and all Participants shall be bound by such amendment. Changes contemplated by Section 6 shall not be deemed to constitute changes or amendments for purposes of this Section 9.1.

     9.2 Stockholder Approval. The Plan, any grant, election, action, crediting or vesting prior to stockholder approval, shall be subject to approval of the Plan by the stockholders of the Company and, to the extent required under applicable law or listing agency rule, required by the provisions of
     Section 9.1, or deemed necessary or advisable by the Board, any amendment to the Plan shall be subject to stockholder approval.

Section 10.     Miscellaneous

     10.1 Limitation on Participants' Rights. Participation in this Plan shall not give any person the right to continue to serve as a member of the Board or any rights or interests other than as expressly provided herein. This Plan shall create only a contractual obligation on the part of the Company as to such amounts and shall not be construed as creating a trust or fiduciary relationship between the Company, the Board, the Committee, and any Participant or other person. This Plan, in and of itself, has no assets. Participants shall have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, on their Accounts, and rights no greater than the right to receive the Common Stock (or equivalent value as a general unsecured creditor) with respect to Accounts. Participants shall not be entitled to receive actual dividends or to vote Shares until after delivery of a certificate representing the Shares.

     10.2 Beneficiaries.

          (a) Beneficiary Designation. Upon forms provided by the Company each Non-Employee Director may designate in writing the Beneficiary or Beneficiaries (as defined in Section 10.2(b)) whom such Non-Employee Director desires to receive any amounts payable under the Plan after his or her death. Beneficiary designation forms shall be effective on the date that the form is received by the Corporate Secretary. A Non-Employee Director may from time to time change his or her designated Beneficiary or Beneficiaries without the consent of such Beneficiary or Beneficiaries by filing a new designation in writing with the Corporate Secretary. However, if a married Non-Employee Director wishes to designate a person other than his or her spouse as Beneficiary, such designation shall be consented to in writing by the spouse. The Non-Employee Director may change any election designating a Beneficiary or Beneficiaries without any requirement of further spousal consent if the spouse's consent so provides. Notwithstanding the foregoing, spousal consent shall not be necessary if it is established that the required consent cannot be obtained because the spouse cannot be located or because of other circumstances prescribed by the Committee. The Company and the Committee may rely on the Non-Employee Director's designation of a Beneficiary or Beneficiaries last filed in accordance with the terms of the Plan.

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

          (b) Definition of Beneficiary. A Participant's "Beneficiary" or "Beneficiaries" shall be the person, persons, trust or trusts (or similar entity) designated by the Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution to receive the Participant's benefits under this Plan in the event of the Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

     10.3 Non-Transferability. A Participant's rights and interests under the Plan in respect of Options and Stock Units, including amounts payable or Stock deliverable under or in respect thereof, may not be assigned, pledged, or transferred except:

          (a) in the event of a Participant's death, to a designated beneficiary as provided in Section 10.2(b) above, or in the absence of such designation, by will or the laws of descent and distribution; or

          (b) in the case of Options, with the consent of the Committee evidenced in writing or by duly adopted resolution, to certain persons or entities related to the Participant, including but not limited to members of the Participant's immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's immediate family and/or charitable institutions, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for essentially estate and/or tax planning purposes or a gratuitous or donative basis and without consideration (other than nominal consideration or in exchange for an interest in a qualified transferee) and only if such transfer would not adversely affect the Company's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under the Plan by the Company.

The above exercise and transfer restrictions shall not apply to transfers to the Company or transfers pursuant to a court order.

     10.4 Obligations Binding Upon Successors.

Obligations of the Company under this Plan shall be binding upon successors of the Company.

     10.5 Governing Law; Severability.

The validity of this Plan and any agreements entered into under the Plan or any of its provisions shall be construed, administered and governed in all respects under the laws of the State of California. If any provisions of this Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

     10.6 Compliance with Laws.

This Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of benefits under this Plan are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and to such approvals by any listing, agency or any regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to prior registration or such restrictions as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as it may reasonably request to assure such compliance.

     10.7 Limitations on Rights Associated with Units.

A Non-Employee Director's Accounts shall be a memorandum account on the books of the Company. The Units credited to a Non-Employee Director's Accounts shall be used solely as a device for the determination of the number of shares of Stock to be distributed to the Participant in accordance with this Plan following his or her termination of service as a director of the Company. The Units shall not be treated as property or as a trust fund of any kind. No Participant shall be entitled to any voting or other stockholder rights with respect to Units credited under this Plan. The number of Units credited to a Participant's Accounts shall be subject to adjustment in accordance with Section 6 and the terms of this Plan.

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

     10.8 Plan Construction.

It is the intent of the Company that transactions pursuant to this Plan satisfy and be interpreted in a manner that satisfies the applicable conditions for exemption under Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3") so that, to the extent consistent therewith, the crediting of Units and the payment of Stock as well as grants of Options will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder.

     10.9 Headings Not Part of Plan.

Headings and subheadings in this Plan are inserted for reference only and are not to be considered in the construction of the provisions hereof.


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